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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2002

                    GMAC Commercial Mortgage Securities, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                    333-45256               23-2811925
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 (STATE OR OTHER JURISDICTION        (COMMISSION)           (I.R.S. EMPLOYER
       OF INCORPORATION)             FILE NUMBER)          IDENTIFICATION NO.)

          200 Witmer Road, Horsham, Pennsylvania                 19044
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         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

Registrant's telephone number, including area code (215) 328-3480

                                 Not Applicable
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index Located on Page 7
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 5, 2002, a single series of certificates, entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-C1 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 2002, among GMAC Commercial Mortgage Securities, Inc., as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM"), as master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee. The Certificates consist of twenty-one classes identified as the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class P Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans"). The Mortgage Loans, as of the due date of each such Mortgage Loan in February 2002 (each, the "Cut-off Date"), have an aggregate principal balance of $710,057,789 (the "Initial Pool Balance"), after taking into account all payments of principal due on Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to two mortgage loan purchase agreements, each dated January 25, 2002, between GACC as seller and the Depositor as purchaser, and a supplemental agreement, dated January 25, 2002, between GACC as purchaser and GMACCM as seller, attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively. The Depositor acquired certain of the Trust Fund assets from Goldman Sachs Mortgage Company ("GSMC") pursuant to a mortgage loan purchase agreement, dated January 25, 2002, between GSMC as seller and the Depositor as purchaser 99.4. One of the Mortgage Loans included in the Trust Fund is represented by one of two mortgage notes, each signed by the same two borrowers and secured by the same mortgaged property. The second mortgage note ("A2 Note") is not part of the Trust Fund and may be deposited in a separate mortgage pool at a later date. The co-lender agreement, dated as of February 1, 2002 attached hereto as Exhibit 99.5 provides, among other things, certain mechanics for the servicing, by GMACCM, of both mortgage notes as a single loan as well as certain reporting and distribution mechanics on the A2 Note. The Depositor sold the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates to Goldman, Sachs & Co. ("Goldman") and Deutsche Banc Alex. Brown Inc. ("DB," and with Goldman in such capacity, the "Underwriters") pursuant to an underwriting agreement dated January 25, 2002 among the Underwriters, GMACCM and the Depositor, attached hereto as Exhibit
1.1. The Depositor sold the Class X-1, Class X-2, Class F, Class G and Class H Certificates to Goldman and DB, and the Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates to DB pursuant to two certificate purchase agreements each dated January 25, 2002. The Depositor sold the Class R-I, Class R-II and Class R-III Certificates to First Union National Bank.

         Each of Class X-1 and Class X-2 Certificates will not have an initial certificate balance ("Certificate Balance"), but will represent the right to receive distributions of interest accrued as

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provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal to $710,057,789 and $416,382,000, respectively. The Class A-1 Certificates will have an initial Certificate Balance of $144,484,000. The Class A-2 Certificates will have an initial Certificate Balance of $405,810,000. The Class B Certificates will have an initial Certificate Balance of $29,290,000. The Class C Certificates will have an initial Certificate Balance of $9,763,000. The Class D Certificates will have an initial Certificate Balance of $15,977,000. The Class E Certificates will have an initial Certificate Balance of $8,875,000. The Class F Certificates will have an initial Certificate Balance of $12,426,000. The Class G Certificates will have an initial aggregate Certificate Balance of $10,651,000. The Class H Certificates will have an initial Certificate Balance of $8,876,000. The Class J Certificates will have an initial Certificate Balance of $14,201,000. The Class K Certificates will have an initial Certificate Balance of $12,426,000. The Class L Certificates will have an initial Certificate Balance of $5,326,000. The Class M Certificates will have an initial Certificate Balance of $5,325,000. The Class N Certificates will have an initial Certificate Balance of $7,988,000. The Class O Certificates will have an initial Certificate Balance of $3,551,000. The Class P Certificates will have an initial Certificate Balance of $15,088,789. The Class R-I, Class R-II and Class R-III Certificates each have an initial Certificate Balance of $0.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (a)  Financial Statements of Businesses Acquired.

              Not applicable

         (b)  Pro Forma Financial Information.

              Not applicable

         (c)  Exhibits.

Exhibit No.   Document Description
-----------   --------------------

1.1 Underwriting Agreement, dated as of January 25, 2002, among GMAC Commercial Mortgage Securities, Inc. as seller, GMAC Commercial Mortgage Corporation, and Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of February 1, 2002, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer and Wells Fargo Bank Minnesota, N.A., as trustee.

99.1 Mortgage Loan Purchase Agreement, dated as of January 25, 2002, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of January 25, 2002, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Supplemental Agreement, dated as of January 25, 2002, between GMAC Commercial Mortgage Corporation as seller and German American Capital Corporation as purchaser.

99.4 Mortgage Loan Purchase Agreement, dated as of January 25, 2002, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.5 Co-Lender Agreement, dated as of February 1, 2002, between Wells Fargo Bank Minnesota, N.A., as trustee and lead lender, Goldman Sachs Mortgage Company as co-lender and GMAC Commercial Mortgage Corporation as master servicer and special servicer.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     GMAC COMMERCIAL MORTGAGE SECURITIES, INC.,
                                     Registrant



                                     By:
                                         ---------------------------------------
                                         Name:  David Lazarus
                                         Title: Vice President

Dated: February    , 2002

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                                INDEX OF EXHIBITS

Exhibit       Description
-------       -----------

1.1 Underwriting Agreement, dated as of January 25, 2002, among GMAC Commercial Mortgage Securities, Inc. as seller, GMAC Commercial Mortgage Corporation, and Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of August 1, 2000, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer and Wells Fargo Bank Minnesota, N.A., as trustee and securities intermediary.

99.1 Mortgage Loan Purchase Agreement, dated as of January 25, 2002, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of January 25, 2002, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Supplemental Agreement, dated as of January 25, 2002, between GMAC Commercial Mortgage Corporation as seller and German American Capital Corporation as purchaser.

99.4 Mortgage Loan Purchase Agreement, dated as of January 25, 2002, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.5 Co-Lender Agreement, dated as of February 1, 2002, between Wells Fargo Bank Minnesota, N.A., as trustee and lead lender, Goldman Sachs Mortgage Company as co-lender and GMAC Commercial Mortgage Corporation as master servicer and special servicer.

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